UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
March 13, 2006
(Date of earliest event reported)
Bristow Group Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-31617	72-0679819
(Commission File Number)	(IRS Employer Identification No.)

2000 W. Sam Houston Parkway South
Suite 1700, Houston, Texas77042
(Address of Principal Executive Offices)	(Zip Code)
(713) 267-7600
(Registrant’s Telephone Number, Including Area Code)
Offshore Logistics, Inc.
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD.
     On March 13, 2006, Bristow Group Inc. (the “Company”) issued a press release, a copy of which has been furnished as Exhibit 99.1 to this Report.
Item 8.01. Other Events.
     On March 13, 2006, the Company announced that William E. Chiles, President and Chief Executive Officer of the Company, will present at the 34th Annual Howard Weil Energy Conference on Wednesday, March 22, 2006.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release dated March 13, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 15, 2006

BRISTOW GROUP INC. (Registrant)
/s/ Joseph A. Baj
Joseph A. Baj
Vice President, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release dated March 13, 2006.